Capitol Federal Financial

(CFFN)

Safe Harbor Disclosure

Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties, including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area, competition, and other risks detailed from time to time in the Company's SEC reports. Actual strategies and results in future periods may differ materially from those currently expected. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Capitol Federal Franchise



Topeka (6)
Greater Kansas City (14)
Manhattan (2)
Kansas City, KS (1)
Salina (1)
KANSAS
Wichita (6)
Emporia (1)
Olathe (3)
Lawrence (4)

Corporate Structure


Capitol Federal Savings Bank MHC
Public Shareholders
Capitol Federal Financial
Capitol Federal Savings Bank & Subsidiaries

Management Strategy

- Single-Family Portfolio Lender
- Retail Financial Services
- Commitment to Cost Control
- Excellent Asset Quality
- Strong Capital Position
- Stockholder Value

Loan Portfolio



Other Real Estate 2%
Non Real Estate 4%
Single Family 94%

Earning Asset Mix


Cash &
Investments
14%
Other Loans
4%
Single-Family
Loans
62%
Mortgage-
Related
Securities
20%

Retail Financial Services

- Transaction & Money Market Accounts
- Certificates of Deposit
- Retirement Accounts
- Insurance Products
- Alternative Investment Opportunities
- Consumer Lending

Costing Liability Mix


Transaction 10%
Money Market 12%
Certificates 35%
Borrowings 43%

Commitment to Cost Control

- Efficiency ratio below industry average (in percent)


55.0
45.0
35.0
25.0
2003
2004[1]
2005
2006
2007 YTD

- Operating expense ratio has increased modestly (in basis points)


0.90
0.80
0.70
0.60
2003
2004[1]
2005
2006
2007 YTD

As of fiscal year end

1 The 2004 ratios are not presented in accordance with GAAP, they exclude the one-time after tax charge for the FHLB refinance.

Excellent Asset Quality

- Non-performing assets to total assets remains very low



0.15
0.10
0.05
0.00
2003
2004
2005
2006
2007 YTD

- Allowance for loan losses to total loans remains appropriate



0.15
0.10
0.05
0.00
2003
2004
2005
2006
2007 YTD

As of fiscal year end.

Strong Capital Position


12.5%
10.5%
8.5%
6.5%
4.5%
2.5%
0.5%
FY 2003
FY 2004
FY 2005
FY 2006
YTD 2007

Financial Performance

	FY 2005	FY 2006	YTD Mar 31, 2007
Net income	$65,059	$48,117	$18,707
Diluted EPS	$0.89	$0.66	$0.26
Assets	$8,409,687	$8,199,073	$8,097,293
Liabilities	$7,544,624	$7,335,854	$7,226,669
Equity	$865,063	$863,219	$870,624

Amounts in thousands

Financial Performance

	FY 2005	FY 2006	YTD Mar 31, 2007
ROAA	0.77%	0.58%	0.46%
ROAE	7.62%	5.58%	4.32%
Shares eligible for dividends	20,480,964	20,427,643	20,665,807

Net Interest Margin



2.00%
1.50%
1.00%
0.50%
FY 2003
FY 2004
FY 2005
FY 2006
YTD 2007

Stockholder Value

- In November 2003, the Board adjusted its dividend policy with the intent to pay its \$2.00 per share calendar year dividend in four equal quarterly installments,
- In January 2005, the board enhanced this strategy by committing to pay out 25% of the prior year's reported net income in excess of the amount needed to pay the regular quarterly dividends.

Stockholder Value

- CFFN paid a $0.09 per share special dividend in December 2006 under the enhanced dividend policy.

- CFFN declared a $0.50 per share regular quarterly dividend in July 2007.

Stockholder Value

- Cumulative dividends paid since our IPO in March 1999 total $13.27, providing participants in our IPO a return in excess of their original investment.

- We have maintained a balance between adequate capital and shareholder value.

Calendar Year Dividend History



$2.50
$2.00
$1.50
$1.00
$0.50
$-
CY 99
CY 00
CY 01
CY 02
CY 03
CY 04
CY 05
CY 06
CY 07 YTD

Cumulative dividends paid since IPO total $13.27.

Capitol Federal Financial

(CFFN)